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                                                                    EXHIBIT 10.4


THIS ESCROW AGREEMENT is made this _________ day of March, 1999 among foreignTV.com, Inc. (the "Issuer" herein), Westminster Securities Corporation (the "Underwriter" herein) and CITIBANK, N.A. (the "Escrow Agent" herein).

The above-named parties appoint said Escrow Agent with the duties and responsibilities and upon the terms and conditions provided in schedule A annexed hereto and made apart hereof.

ARTICLE FIRST: The above-named parties agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

a) The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto, except as may be specifically provided in Schedule A annexed hereto. This Agreement sets forth all of the obligations of the Escrow Agent, and no additional obligations shall be implied from the terms of this Agreement or any other agreement, instrument or document.

b) The Escrow Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

c) Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys' fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Escrow Agent shall have the further right at any time and from time to time to charge, and reimburse itself from, the property held in escrow hereunder.

d) The Escrow Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for such legal fees, disbursements and expenses and in addition, the Escrow Agent shall have the right to reimburse itself for such fees, disbursements and expenses from the property held in escrow hereunder.

e) The Escrow Agent shall be under no duty to give the property held in escrow by it hereunder any greater degree of care than it gives its own similar property.

f) The Escrow Agent shall invest the property held in escrow in such a manner as directed in Schedule A annexed hereto, which may include deposits in Citibank and mutual funds advised, serviced or made available by Citibank or its affiliates even though Citibank or its affiliates may receive a benefit or profit therefrom.

    The parties to this agreement acknowledge that non-deposit investment products are not obligations of, or guaranteed, by Citibank/Citicorp nor any of its affiliates; are not FDIC insured; and are subject to investment risks, including the possible loss of principal amount invested. Only deposits in the United States are subject to FDIC insurance.

g) In the event of any disagreement between/among any of the parties to this agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made












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    in connection with the subject matter of the Escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The Escrow Agent shall have the option, after 30 days' notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

h) The Escrow Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominees of any securities depository, and such nominee(s) may sign the name of any of the parties hereto to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities.

i) Notice to the parties shall be given as provided in Schedule A annexed hereto.

ARTICLE SECOND: The Escrow Agent shall make payments of income earned on the escrowed property as provided in Schedule A annexed hereto. Each such payee shall provide to the Escrow Agent an appropriate W-9 form for tax identification number certification or a W-8 form for non-resident alien certification. The Escrow Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the escrowed property.

ARTICLE THIRD: The Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following 60 days written notice to the parties to the Escrow Agreement herein. Any such resignation shall terminate all obligations and duties of the Escrow Agent hereunder. On the effective date of such resignation, the Escrow Agent shall deliver this Escrow Agreement together with any and all related instruments or documents to any successor Escrow Agent agreeable to the parties, subject to this Escrow
Agreement herein.   If a successor Escrow Agent has not been appointed prior to the expiration of 60 days following the date of the notice of such resignation, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Agreement.

ARTICLE FOURTH: The Escrow Agent shall receive the fees provided in Schedule B annexed hereto. In the event that such fees are not paid to the Escrow Agent within 60 days of presentment to the party responsible for such fees as set forth in said Schedule B, then the Escrow Agent may pay itself such fees from the property held in escrow hereunder.

ARTICLE FIFTH: Any modification of this Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto.

ARTICLE SIXTH: In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call back to the person or persons designated in Schedule A annexed hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. To assure accuracy of the instructions it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowleged by the Escrow Agent. The parties agree to notify the Escrow Agent of any errors, delays or other problems within 30 days


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after receiving notification that a transaction has been executed.  If it is determined that the transaction was delayed or erroneously executed as a result of the Escrow Agent's error, the Escrow Agent's sole obligation is to pay or refund such amounts as may be required by applicable law. In no event shall the Escrow Agent be responsible for any incidental or consequential damages or expenses in connection with the instruction. Any claim for interest payable will be at the Escrow Agent's published savings account rate in effect in New York, New York.

ARTICLE SEVENTH: This Agreement shall be governed by the law of the State of New York in all respects. The parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in the Borough of Manhattan, City, County and State of New York, in connection with any proceedings commenced regarding this Escrow Agreement, including but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent the Escrow Agent may commence pursuant to this Agreement, and all parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue or inconvenient forum.

ARTICLE EIGHTH: This Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

In witness whereof, the parties have executed this Agreement as of the date first above written.


CITIBANK, N.A.
as Escrow Agent

By
  ----------------------------------
         (Signature)

Title
     -------------------------------

Date
    --------------------------------

PARTY A                                  PARTY B

By                                       By
  ----------------------------------       -------------------------------

Title                                    Title
     -------------------------------          ----------------------------

Date                                     Date
    --------------------------------         -----------------------------


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                                                                      Schedule A
                                                                      ----------



Citibank, N.A.
The Citibank Private Bank
Preferred Custody Services
120 Broadway, 2nd Floor
New York, New York 10271

Ladies and Gentlemen:

     Westminster Securities Corporation (hereinafter called the "Underwriter"), and foreignTV.com, Inc., a Delaware corporation (hereinafter called the "Issuer"), have entered into an underwriting agreement pursuant to which the Underwriter has been employed to use its best efforts, as agent for the Issuer, to sell and distribute a maximum of 1,700,000 units ("Units"), each Unit consisting of one (1) share of Common Stock, $.01 par value, of the Issuer ("Common Stock"), and one (1) Warrant to purchase one (1) share of Common Stock at $9.00 per Warrant. The nature of the underwriting commitment is such that, unless at least 850,000 Units have been subscribed and paid for within ninety
(90) days after the prospectus relating to such offering first becomes available for public distribution, or within an additional 90 days if the Underwriter and Issuer so agree, the employment of the Underwriter will be terminated and all funds will be returned to the Under writer for refund in full to the respective subscribers, with interest and without deduction.

     The public offering is required to be commenced promptly after receipt of notice that the Securities and Exchange Commission has declared the Registration Statement containing the prospectus effective (the "Effective Date").

     The Underwriter will deposit the gross proceeds from all sales of the Stock with you as Escrow Agent on the terms and conditions hereafter set forth:

     1. Persons subscribing to purchase the Units will be instructed to remit the purchase price by wire transfer as instructed by you or the Underwriter or in the form of checks, drafts, money orders or other instruments for the payment of money (collectively, "Instruments of Payment"), payable to the order of "Citibank, N.A., as Escrow Agent for foreignTV.com, Inc.". Instruments of Payment will be remitted directly to the Underwriter by the subscribers, or by selected dealers through whom the
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Underwriter may offer the Units, and each day's receipts will be delivered by the Underwriter to you before 12:00 P.M., on the following business day, accompanied by a letter of transmittal in duplicate setting forth as to each subscriber, the name, address, number of Units purchased, tax ID number or social security number, as applicable, and the amount remitted.

     2. The Instruments of Payment are to be collected by you, and the proceeds thereof are to be held in escrow until the total amount of such cash and proceeds reaches the sum of $5,100,000 (which represents the proceeds from the sale of 850,000 Units). Such funds shall be invested by you in a money market deposit account until either the end of the period set forth in the first unnumbered paragraph on this Schedule (plus a ten (10) day collection period) or upon the receipt of the aforesaid sum of $5,100,000.

     3. In the event you do not receive from the Underwriter within the period set forth in the first unnumbered paragraph of this Schedule, Instruments of Payment in the aggregate sum of $5,100,000 or in the event that such Instruments of Payment in the aggregate sum of $5,100,000 are received but not collected within the aforesaid period and a 10-day collection period, you shall issue and deliver by wire transfer, to the Underwriter amounts equal to the aggregate amounts received from it and collected by you, together with accrued interest thereon. You shall notify the Underwriter and the Issuer of your distribution of funds received and collected by you, as aforementioned, provided, however, that such distribution shall be made only in respect of funds in hand, in cash, with you at such time.

     4. Upon collection by you of $5,100,000 within the period set forth in the first unnumbered paragraph of this Schedule (plus a ten (10) day collection period), which sum of $5,100,000 represents the proceeds from the sale of 850,000 Units, you shall immediately notify the Issuer and the Underwriter of such fact in writing and you will continue to hold the said $5,100,000 in escrow until given instructions in writing by the Underwriter as to the disposition of said funds. Upon such instructions being given you in writing by the Underwriter, you will deliver at a time fixed by the Underwriter said $5,100,000 in the following manner:

          (a) to the Issuer in the amount of $4,641,000 by wire transfer instructions to be provided by the Issuer.

          (b) to the Underwriter in the amount of $459,000 representing commissions, by wire transfer instructions to be provided by the Underwriter.

        5. All notices hereunder shall be mailed by ordinary first class mail in a sealed post-paid wrapper, at the addresses set forth below:


If to the Issuer:                               If to the Underwriter:

ForeignTV.com, Inc.                             Westminister Securities
162 Fifth Avenue                                   Corporation
Suite 1005A                                     19 Rector Street
New York, New  York 10010                       Suite 1105
Attn: Jonathan Braun                            New York, New York 10006
Telephone No.: (212) 206-1121                   Attn: Jonathan O'Shea
Facsimile No.: (914) 232-5662                   Telephone No.: (212) 480-2507
                                                Facsimile No.: (212) 480-2549

If to the Escrow Agent:
At the address set forth above





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